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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2008

                        Schnitzer Steel Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Oregon                        0-22496                93-0341923
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

          3200 N.W. Yeon Ave.
             P.O. Box 10047
              Portland, OR                                            97296-0047
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number Including Area Code: (503) 224-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

(a) On October 30, 2008, Schnitzer Steel Industries, Inc. (the "Company") received a Staff Deficiency Letter from The NASDAQ Stock Market LLC ("NASDAQ") because the Company is not in compliance with NASDAQ Marketplace Rule 4350(c)(1), which requires that a majority of the board of directors of a listed company must be comprised of independent directors. The non-compliance with NASDAQ Marketplace Rule 4350(c)(1) resulted from the previously announced resignation of Mark Palmquist, an independent member of the Company's Board of Directors (the "Board"). Consistent with NASDAQ Marketplace Rule 4350(c)(1), NASDAQ is providing the Company with a cure period until April 20, 2009 (assuming the Company's annual meeting of shareholders is held on January 28, 2009, as scheduled) in order to regain compliance. At the date of Mr. Palmquist's resignation the Board had already engaged a professional recruiting firm to assist it in a search for an additional independent director. The recruiting firm has identified a number of candidates whose names have been submitted to the Board's Nominating and Corporate Governance Committee, which is composed of three independent directors. The Company plans to proceed expeditiously to fill the vacancy created by Mr. Palmquist's resignation with a new independent director. The Company fully intends to regain compliance with NASDAQ Marketplace Rule 4350(c)(1) within the allotted cure period.

A press release announcing the Company's receipt of a NASDAQ Staff Deficiency Letter is attached hereto as exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

     99.1 Press Release of Schnitzer Steel Industries, Inc. issued on October 31, 2008

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SCHNITZER STEEL INDUSTRIES, INC.
                                                (Registrant)


Dated: October 31, 2008                         By: /s/ Richard C. Josephson
                                                    ----------------------------
                                                Name:  Richard C. Josephson
                                                Title: Senior Vice President &
                                                       General Counsel

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                                  Exhibit Index

99.1     Press Release of Schnitzer Steel Industries, Inc. issued on
          October 31, 2008

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